SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2006

CROCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6273 Monarch Park Place
Niwot, Colorado		80503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 468-4260

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On May 24, 2006, George B. Boedecker, Jr. provided Crocs, Inc. (the “Company”) with written notice of his resignation as a director of the Company effective as of the same date.  Boedecker resigned  for personal reasons and did not resign because of a disagreement with the Company’s management or on any matter relating to its operations, polices or practices.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

                17.1         Electronic mail resignation from George B. Boedecker, Jr. dated May 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: May 25, 2006	By:	/s/ Ronald R. Snyder
Ronald R. Snyder,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
17.1	Electronic mail resignation from George B. Boedecker, Jr. dated May 24, 2006.	Filed Electronically